UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

USBC, Inc. (the “Company”) is announcing the initiation of Phase 1 of its multi-phase delivery strategy to bring its USBC tokenized deposit offering to market. This initial phase is being conducted with a limited group of internal users who have elected to participate in an extended employee pilot. The results of this phase will inform the Company's evaluation of timing for when the tokenized deposit offering is expected to be made available to retail customers. The pilot is not a consumer offering, is not being made available to the public, and is intended solely to begin technical readiness testing in a non-production environment. The timing of subsequent phases of the delivery strategy will be subject to the outcome of the results of Phase 1 of the delivery strategy. The ultimate retail product launch timeline remains subject to the full execution of the delivery strategy and receipt of all requisite regulatory, board, and bank partner approvals.

Investors and others should note that information about the Company is available on the Company's investor relations website (https://investors.usbc.xyz), the USBC ecosystem site (https://usbc.xyz), in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, public conference calls, podcasts and webcasts. The Company uses its investor relations website, press releases, SEC filings, and the social media channels listed below as part of its recognized channels for the distribution of material information. Information about the Company, its business, and its results of operations may also be announced by posts on the following USBC ecosystem social media channels:

•	USBC’s X feed (@USBCxyz)

•	USBC’s LinkedIn page (linkedin.com/company/usbcxyz)

•	USBC's Substack (https://usbc.substack.com)

The information posted on these social media channels could be deemed to be material information about the Company. As a result, investors, the media, and others interested in the Company are encouraged to review the information that is posted on these social media channels. These channels may be updated from time to time on the Company’s investor relations website.

These corporate websites and social media channels, and the contents thereof, are not incorporated by reference into this Current Report on Form 8-K nor deemed filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the testing phase of the delivery strategy for the Company’s tokenized deposit product offering as well as the expected timing of the future launch of the Company’s retail tokenized deposit product offering. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which may cause actual results to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, regulatory approvals, market adoption, technological developments, and other risks and uncertainties more fully detailed in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2025, Forms 10-Q and 8-K, and other reports filed with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from those expressed or implied in such statements. Forward-looking statements contained in this announcement are only made as of this date, and the Company undertakes no duty to update such information after the date of this announcement except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: March 10, 2026	By:	/s/ Kitty Payne
	Name:	Kitty Payne
	Title:	Chief Financial Officer